UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 5, 2011

SEMILEDS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34992	20-2735523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.	350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +886-37-586788

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 31, 2011, the Board of Directors of SemiLEDs Corporation (the “Company”) approved the following compensation changes for the named executive officers of the Company (as identified in the Company’s final Prospectus related to its initial public offering, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on December 9, 2010) listed below, effective as of April 1, 2011: (a) the annual base salary amounts set forth in the table below will be paid; and (b) each year, the Company will also pay the cost of one business class round trip airline ticket from Taiwan to the United States for each of Mr. Doan and Dr. Tran and their respective spouses and children.

Name and Principal Position	Annual Base Salary
Trung T. Doan, Chairman and Chief Executive Officer	$405,000
Dr. Anh Chuong Tran, President, Chief Operating Officer and Director	$350,000
David Young, Chief Financial Officer	$180,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SemiLEDs Corporation

Dated: April 5, 2011	By:	/s/ David Young

	Name:	David Young

	Title:	Chief Financial Officer